UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PPG Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the
ppg industries, Inc.
Annual Meeting of Shareholders to be held on april 21, 2022

You are receiving this communication because you are a shareholder of record or a participant in a retirement or savings plan maintained by PPG and have investments in PPG stock.  We are furnishing our Proxy Statement and other proxy materials to our shareholders over the Internet.  Instructions on how you can receive a paper copy of PPG’s 2022 Proxy Statement and our 2021 Annual Report are set forth below.  Information about the Annual Meeting of Shareholders, including the items to be voted on, is provided on the reverse side of this notice.  The Board of Directors of PPG recommends that shareholders vote FOR the election of each of the four director nominees to serve in a class whose term expires in 2025, FOR a nonbinding resolution to approve the compensation of the Company’s named executive officers, FOR approval of an amendment of the Company’s Articles of Incorporation to provide for the annual election of directors, FOR approval of amendments to the Company’s Articles of Incorporation and Bylaws to replace the supermajority voting requirements, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022, and AGAINST a shareholder proposal on setting target amounts of CEO compensation, if properly presented.

THIS IS NOT A PROXY CARD.  If you wish to cast your vote on a traditional proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions below.

How can I get a complete set of the proxy materials?

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents are available at: www.ViewMaterial.com/PPG

●	Notice of 2022 Annual Meeting and Proxy Statement
●	2021 Annual Report

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before April 7, 2022 to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below.  You will be asked to enter the 11-digit control number located by the arrow in the box below.  Information on how to attend the virtual Annual Meeting and vote at the virtual meeting may also be obtained by following the instructions below.

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or
2.	Access the website www.SendMaterial.com and follow the instructions provided, or

To vote your PPG Industries, Inc. shares, you can attend the PPG Industries, Inc. Virtual Annual Meeting of Shareholders online and vote during the meeting or you can:
1:Go to www.ViewMaterial.com/PPG
2:Click on the icon to vote your shares.
3:Enter the 11-digit control number (located by the arrow in the box above).
4:Follow the simple instructions to record your vote.
You will be able to vote until 11:59 p.m.
Eastern Time, on April 20, 2022.

3.	Send an e-mail to papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct otherwise, we will reply to your e-mail with links to the proxy materials in PDF format for this meeting only.

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

WHEN	April 21, 2022 at 11:00 a.m. Eastern Time
WHERE

This year’s meeting will be a virtual shareholders meeting held via the Internet at https://www.cesonlineservices.com/ppg22_vm. There will be no physical location for in-person attendance at the Annual Meeting.

WHAT	1.	To elect as directors the four named nominees to serve in a class whose term expires in 2025;
	2.	To vote on a nonbinding resolution to approve the compensation of the Company’s named executive officers on an advisory basis;
	3.	To vote on an amendment of the Company’s Articles of Incorporation to provide for the annual election of directors;
	4.	To vote on amendments to the Company’s Articles of Incorporation and Bylaws to replace the supermajority voting requirements;
	5.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022;
	6.	To vote on a shareholder proposal for setting target amounts of CEO compensation, if properly presented; and
	7.	To transact any other business that may properly come before the meeting.
RECORD DATE	February 18, 2022
ANNUAL MEETING ADMISSION

To attend the virtual Annual Meeting, please follow the instructions at:

https://www.cesonlineservices.com/ppg22_vm

You will not be able to attend the Annual Meeting in person. If you plan to participate in the virtual meeting, you will need to pre-register by 5:00 p.m. Eastern Time on April 20, 2022. To pre-register for the meeting, please follow the instructions provided under the General Matters section found in the accompanying Proxy Statement. Shareholders may only participate online and must pre-register to vote and ask questions at the virtual meeting.

Daniel G. Fayock Assistant General Counsel and Secretary

March 10, 2022

Your Vote Counts! PPG INDUSTRIES, INC. 2022 Annual Meeting Vote by April 20, 2022 11:59 PM ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 30# FLASHID-JOB# You invested in PPG INDUSTRIES, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 21, 2022. Get informed before you vote View the Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 07, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* April 21, 2022 11:00 AM EDT https://www.cesonlineservices.com/ppg22_vm *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. 1 OF 322,224 148,294 2 For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. PPG INDUSTRIES, INC. 2022 Annual Meeting Vote by April 20, 2022 11:59 PM ET Board Recommends Voting Items Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB# 1.Election of Directors Nominees: 1AGary R. Heminger For 1BKathleen A. Ligocki For 1CMichael H. McGarry For 1DMichael T. Nally For 2Approve the Compensation of the Company's Named Executive Officers on an Advisory Basis For 3Proposal to Approve an Amendment of the Company's Articles of Incorporation to Provide for the Annual Election of Directors For 4Proposal to Approve Amendments to the Company's Articles of Incorporation and Bylaws to Replace the Supermajority Voting Requirements For 5Ratify the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2022 For 6Shareholder Proposal on Setting Target Amounts of CEO Compensation, if Properly Presented Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof.